SUPPLEMENT DATED FEBRUARY 28, 2017

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

TECHNOLOGY PORTFOLIO CLASS I AND P SHARES

DATED MAY 1, 2016

This supplement revises the Technology Portfolio Class I and P Shares summary prospectus dated May 1, 2016, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the following is added at the end of the first paragraph:

The Fund normally will invest more than 25% of its assets in securities of companies in technology and related industries.